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                                                                   EXHIBIT 99.3


                           FIRST FEDERAL OF THE SOUTH

                   AMENDED AND RESTATED EMPLOYMENT AGREEMENT

                       (Effective as of October 1, 2004)

                              (SANDRA H. STEPHENS)


         THIS AGREEMENT is entered into as of the 1st day of October, 2004 (the "Effective Date"), by and between First Federal of the South, a federal savings bank (the "Bank") and Sandra H. Stephens (the "Employee").

         WHEREAS, the Employee has heretofore been employed by the Bank as Executive Vice-President and Chief Operating Officer and is experienced in all phases of the business of the Bank; and

         WHEREAS, the parties desire by this writing to establish and to set forth the employment relationship between the Bank and the Employee.

         NOW, THEREFORE, it is AGREED as follows:

         1. Employment. The Employee is hereby employed as the Executive Vice President and Chief Operating Officer. The Employee shall render such administrative and management services for the Bank as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Bank. The Employee's other duties shall be such as the Board of Directors of the Bank ("Board") may from time to time reasonably direct, including normal duties as an officer of the Bank.

         2. Base Compensation. The Bank agrees to pay the Employee during the term of this Agreement a salary at the rate of $125,000 per annum, payable in cash not less frequently than monthly. The Board shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase her salary.

         3. Performance Bonus. Beginning on the Effective Date, and in addition to Employee's base salary, Employee shall be eligible to receive such performance bonuses as may be determined in the sole discretion of the Board.

         4. (a) Participation in Retirement, Medical and Other Plans. The Employee shall participate in any plan that the Bank maintains for the benefit of its employees if the plan relates to (i) pension, profit-sharing, or other retirement benefits, (ii) medical insurance or the reimbursement of medical or dependent care expenses, or (iii) other group benefits, including disability and life insurance plans.


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                  (b)      Employee Benefits; Expenses. The Employee shall
participate in any fringe benefits which are or may become available to the Bank's senior management employees, including for example: any stock option or incentive compensation plans, club memberships, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses which she shall incur in connection with her services under this Agreement upon substantiation of such expenses in accordance with the policies of the Bank.

         5. Term. The Bank hereby employs the Employee, and the Employee hereby accepts such employment under this Agreement, for the period commencing on the Effective Date and ending 24 months thereafter (or such earlier date as is determined in accordance with Section 9). Additionally, on each annual anniversary date from the Effective Date, this Agreement and the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date, provided the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended.

         6.       Loyalty; Full Time and Attention.

                  (a) During the period of her employment hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all her full business time, attention, skill, and efforts to the faithful performance of her duties hereunder; provided, however, from time to time, Employee may serve on the boards of directors of, and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Bank or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of her employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Bank, or be gainfully employed in any other position or job other than as provided above.

                  (b) Nothing contained in this Paragraph 6 shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Bank, or, solely as a passive or minority investor, in any business.

         7. Standards. The Employee shall perform her duties under this Agreement in accordance with such reasonable standards as the Board may establish from time to time. The Bank will provide Employee with the working facilities and staff customary for similar executives and necessary for her to perform her duties.

         8. Vacation and Sick Leave. The Employee shall be entitled, without loss of pay, to absent herself voluntarily from the performance of her duties under this Agreement in accordance with the terms set forth below, all such voluntary absences to count as vacation time; provided that:


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                  (a)      The Employee shall be entitled to an annual vacation
in accordance with the policies that the Board periodically establishes for senior management employees of the Bank.

                  (b) The Employee shall not receive any additional compensation from the Bank on account of her failure to take a vacation, and the Employee shall not accumulate unused vacation from one fiscal year to the next, except in either case to the extent authorized by the Board.

                  (c) In addition to the aforesaid paid vacations, the Employee shall be entitled without loss of pay, to absent herself voluntarily from the performance of her employment obligations with the Bank for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion approve. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as the Board in its discretion may determine.

                  (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board.

         9.       Termination and Termination Pay. Subject to the provisions of
Section 11 hereof, the Employee's employment hereunder may be terminated under the following circumstances:

                  (a) Death. The Employee's employment under this Agreement shall terminate upon her death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which her death occurred.

                  (b) Disability. The Bank may terminate the Employee's employment after having established, through a determination by the Board, the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform her duties under this Agreement and which results in the Employee becoming eligible for long-term disability benefits under the Bank's long-term disability plan (or, if the Bank has no such plan in effect, which impairs the Employee's ability to substantially perform her duties under this Agreement for a period of one hundred eighty (180) consecutive days). The Employee shall be entitled to the compensation and benefits provided for under this Agreement for (i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, or (ii) any period of Disability which is prior to the Executive's termination of employment pursuant to this Section 9(b).

                  (c) For Cause. The Board may, by written notice to the Employee, immediately terminate her employment at any time, for Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Cause. Termination for "Cause" shall mean termination because of, in the good faith determination of


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the Board, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause unless there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board (excluding the Employee if a member of the Board) at a meeting of the Board called and held for the purpose (after reasonable notice to the Employee and an opportunity for the Employee to be heard before the Board), finding that in the good faith opinion of the Board the Employee was guilty of conduct set forth above in the second sentence of this Subsection (c) and specifying the particulars thereof in detail.

                  (d) Without Cause. Subject to the provisions of Section 11 hereof, the Board may, by written notice to the Employee, immediately terminate her employment at any time for any reason; provided that if such termination is for any reason other than pursuant to Sections 9 (a) (b) or (c) above, the Employee shall be entitled to receive the following compensation and benefits: (i) the base compensation provided pursuant to Section 2 hereof for a 12-month period, and (ii) the average annual compensation less the base compensation for the 12-month period, based upon the benefit levels substantially equal to those that the Bank provided for the Employee at the date of termination of employment. Said sum shall be paid, at the option of the Employee, either (I) in periodic payments over the remaining term of this Agreement, as if the Employee's employment had not been terminated, or (II) in one lump sum within ten (10) days of such termination. The Employee's "average annual compensation" shall be the average of the total annual "compensation" acquired by the Employee during each of the five (5) fiscal years (or the number of full fiscal years of employment, if the Employee's employment is less than five (5) years at the termination thereof) immediately preceding the date of termination. The term "compensation" shall mean any payment of money or provision of any other thing of value in consideration of employment, including, without limitation, base compensation, health, life and disability benefits, bonuses, pension and profit sharing plan, director fees or committee fees, fringe benefits and deferred compensation accruals.

                  (e) Voluntary Termination by Employee. Subject to the provisions of Section 11 hereof, the Employee may voluntarily terminate employment with the Bank during the term of this Agreement, upon at least 60 days' prior written notice to the Board of Directors, in which case the Employee shall receive only her compensation, vested rights and employee benefits accrued up to the date of her termination.

         10. No Mitigation. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.


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         11.      Change in Control.

                  (a) Notwithstanding any provision herein to the contrary, if the Employee's employment under this Agreement is terminated by the Bank, without the Employee's prior written consent and for a reason other than for Cause, death or disability in connection with or within the period that is twelve (12) months before to twenty-four (24) months after any change in control of the Bank or SouthFirst Bancshares, Inc. (the "Corporation"), the Employee shall be paid an amount equal to the difference between (i) the product of 2.99 times her "base amount" as defined in Section 28OG(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and (ii) the sum of any other "parachute payments" (as defined under Section 28OG(b)(2) of the Code) that the Employee receives on account of the change in control and payments received under paragraph 9(d) if any. Said sum shall be paid in one lump sum within ten (10) days of such termination. The term "change in control" shall mean (1) an increase in the ownership of, or the holding of, or the power to vote, by any person, or by any persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), the Bank's or Corporation's voting stock, to an amount which is more than 25% of the issued and outstanding shares thereof,
(2) a change in the ownership of, or possession of, the ability to control the election of a majority of the Bank's or Corporation's directors, (3) a change in the ownership of, or possession of, the ability to exercise a controlling influence over the management or policies of the Bank or the Corporation, by any person, or by any persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) (except in the case of
(1), (2) and (3) hereof, ownership or control of the Bank, or its board of directors, by the Corporation itself shall not constitute a "change in control"), or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation or the Bank (the "Company Board") (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Company Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For the purposes of defining "change in control", the signing of a letter of intent that would result in any of the foregoing items (1) through (4), shall constitute a change in control. The term "person" means an individual (other than the Employee), individuals acting in concert or as a "group", or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

                  (b) Notwithstanding any other provision of this Agreement to the contrary, the Employee may voluntarily terminate her employment under this Agreement within twelve (12) months following a change in control of the Bank or the Corporation, and the Employee shall thereupon be entitled to receive the payment described in Section 11(a) of this Agreement, upon the occurrence of any of the following events, or within ninety (90) days thereafter, which have not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move her personal residence, or perform her principal executive functions, more than thirty-five (35) miles from her primary office as of the date of the change in control; (ii) a material reduction in the Employee's base compensation as in effect on the date of


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the change in control, as the same may be increased from time to time; (iii)
the failure by the Bank to continue to provide the Employee with compensation and benefits provided for under this Agreement, as the same may be increased from time to time, or with benefits substantially similar to those provided to her under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Bank which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by her at the time of the change in control; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with her position as referenced at Section 1; (v) a failure to elect or reelect the Employee to the Board of Directors of the Bank if the Employee is serving on such Board on the date of the change in control; or (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with her employment with the Bank.

                  (c) Notwithstanding any other provision of this Agreement or the employment agreement between the Employee and the Corporation (the "SouthFirst Contract") to the contrary, the Employee may voluntarily terminate her employment under this Agreement within twelve (12) months following a change in control of the Corporation or the Bank, and the Employee shall thereupon be entitled to receive the payment described in Section 11(a) of this Agreement.

                  (d) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

                  (e) In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, including this Section 11, the parties shall follow the dispute resolution procedure specified in Section 14. The Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee shall have obtained a final judgment by the arbitrator in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Employee.

                  (f) Any and all amounts paid to Employee under Section 9 and/or Section 11 of the SouthFirst Contract shall be deemed to be paid in satisfaction of, and shall therefore offset, any amounts to be paid to Employee pursuant to Section 9 hereunder or pursuant to this Section 11, to the extent that any amounts paid under Section 9 and/or 11 of the SouthFirst Contract are attributable to, or related to, the base salary, or other compensation and amounts, paid to Employee under this Agreement.


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         12.      Requirements of Applicable Regulations of OTS

                  (a) The Bank's board of directors may terminate the Employee's employment at any time, but any termination by the Bank's board of directors, other than termination for cause, shall not prejudice the Employee's right to compensation or other benefits under this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for cause (as defined in Section 9(c) hereof).

                  (b) If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under section 8(e)(3) or (g)(1) of Federal Deposit Insurance Act (12 U.S.C. 1818 (e)(3) and (g)(1)), the Bank's obligations under this Agreement shall be suspended as of the date of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

                  (c) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818 (e)(4) or (g)(1)), all obligations of the Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

                  (d) If the Bank is in default (as defined in section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under this Agreement shall terminate as of the date of default, but this Section 12(d) shall not affect any vested rights of the parties.

                  (e) All obligations under this Agreement shall be terminated, except to the extent determined that the continuation of this Agreement is necessary of the continued operation of the Bank:

                           (i)      By the Director of the Office of Thrift
Supervision (the "Director") or his or her designee, at the time the Federal Deposit Insurance Corporation or Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in 13(c) of the Federal Deposit Insurance Act; or

                           (ii)     By the Director or his or her designee, at
the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition.

                           Any rights of the Employee that have already vested,
however, shall not be affected by such action.

                  (f) Should any provision of this Agreement give rise to a discrepancy or conflict with respect to any applicable law or regulation, then the applicable law or regulation shall control the relevant construction and operation of this Agreement.


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         13.      Successors and Assigns.

                  (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank.

                  (b) since the Bank is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating her rights or duties hereunder without first obtaining the written consent of the Bank.

         14. Alternative Dispute Resolution. THE PARTIES TO THIS AGREEMENT HEREBY EXPRESS THAT ALL DISPUTES, CONTROVERSIES OR CLAIMS OF ANY KIND AND NATURE BETWEEN THE PARTIES HERETO, ARISING OUT OF OR IN ANY WAY RELATED TO THE WITHIN AGREEMENT, ITS INTERPRETATION, PERFORMANCE OR BREACH, SHALL BE RESOLVED EXCLUSIVELY BY THE FOLLOWING ALTERNATIVE DISPUTE RESOLUTION MECHANISMS:

                  (a) Negotiation-- The parties hereto shall first engage in a good faith effort to negotiate any such controversy or claim by communications between them. Said Negotiations may be oral or written. To the extent that they are oral, they should be confirmed in writing.

                  (b) Should the above-stated negotiations be unsuccessful, the parties shall engage in mediation pursuant to the American Arbitration Association Commercial Mediation Rules, or such other mediation rule as the parties may otherwise agree to choose.

                  (c) Should the above-stated mediation be unsuccessful, the parties shall agree to arbitrate any such controversy or claim with the express understanding that this Agreement is affected by interstate commerce in that the goods and services which are the subject matter of this Agreement, pass through interstate commerce. Said arbitration shall be conducted pursuant to the American Arbitration Association Commercial Arbitration Rules (the "Arbitration Rules") or such other arbitration rule as the parties may otherwise agree to choose.

                  (d) The cost of the above-stated mediation shall be borne equally between the parties. The cost of the above-stated arbitration shall be borne by the party against whom an award is issued and in favor of the prevailing party. In either event, each party shall bear the cost of its own attorney's fees and costs.

         THE PARTIES UNDERSTAND AND AGREE (i) THAT EACH OF THEM IS WAIVING RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL; (ii) THAT PRE-ARBITRATION DISCOVERY IN ARBITRATION PROCEEDINGS IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS; AND (iii) THAT THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING, AND (iv)


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EITHER PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE
ARBITRATORS, IS STRICTLY LIMITED.

         The venue for mediation and/or arbitration under this paragraph shall be in the City of Birmingham, State of Alabama.

         15. Amendments. No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

         16. Applicable Law. Except to the extent preempted by Federal law, the laws of the State of Delaware shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

         17. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         18. Entire Agreement. This Agreement, together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.


                 [Remainder of Page Intentionally Left Blank.]
                   [Signatures Begin on the Following Page.]


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         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.


ATTEST:                                 FIRST FEDERAL OF THE SOUTH


---------------------------             BY:
Secretary                                   -----------------------------------
                                            Allen G. McMillan III
                                            Chairman of the Board of Directors


ATTEST:                                 FIRST FEDERAL OF THE SOUTH


---------------------------             BY:
Secretary                                   -----------------------------------
                                            Joe K. McArthur
                                            Chief Executive Officer


WITNESS:

---------------------------             ---------------------------------------
                                        Sandra H. Stephens ("Employee")


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